UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 29, 2020

Exact Name of Registrant as Specified in Its Charter:	CALAMP CORP.

Delaware	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	15635 Alton Parkway, Suite 250
Irvine, CA 92618
Registrant's Telephone Number, Including Area Code:	(949) 600-5600
Former Name or Former Address, if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 per share	CAMP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

CalAmp Corp. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on July 29, 2020. As of the record date for the Annual Meeting, June 1, 2020, there were 34,361,780 shares of common stock issued, outstanding and entitled to vote at the Annual Meeting.

At the Annual Meeting, eight directors stood for reelection to a one-year term expiring at the Annual Meeting. Under Proposal 1, all eight of the director nominees were reelected under the Registrant’s majority voting standard method. The results of the election of directors are summarized as follows:

	For	Against	Abstain	Broker Non-Votes
A.J. "Bert" Moyer	21,473,753	688,760	893,898	6,856,051
Scott Arnold	22,178,438	226,383	651,590	6,856,051
Jason Cohenour	21,552,118	852,853	651,440	6,856,051
Jeffery Gardner	22,729,544	231,112	95,755	6,856,051
Amal Johnson	22,469,481	549,393	37,537	6,856,051
Roxanne Oulman	22,156,535	253,223	646,653	6,856,051
Jorge Titinger	21,942,412	465,642	648,357	6,856,051
Larry Wolfe	21,664,393	500,581	891,437	6,856,051

In addition to the election of directors, the results of voting on other matters at the Annual Meeting are summarized as follows:

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratify the selection of Deloitte and Touche, LLP as the Company’s independent registered public accounting firm for fiscal 2021	29,423,804	345,751	142,907	N/A
Proposal 3	For	Against	Abstain	Broker Non-Votes
Advisory vote on executive compensation (“Say-on-Pay”)	21,464,759	629,034	962,618	6,856,051
Proposal 4	For	Against	Abstain	Broker Non-Votes
Approve amendment and restatement of the Company’s 2004 Incentive Stock Plan (the “Plan”) to (i) increase the number of shares of common stock that can be issued thereunder by 1,500,000 shares, and (ii) adopt stockholder-favorable changes to the Plan	21,437,646	589,845	1,028,920	6,856,051

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

	July 30, 2020	By: /s/ Kurtis Binder
Date		Kurtis Binder
Executive Vice President and CFO
(Principal Financial Officer)